                            RYDEX SERIES TRUST
                               SECTOR FUNDS
                              INVESTOR SHARES

                  SUPPLEMENT DATED AUGUST 27, 1998, TO THE
                      PROSPECTUS DATED MARCH 1, 1998


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Please replace the first full paragraph on page 33 of the Prospectus with the following information:

         Investments in the Funds may be made (i) through securities brokers and dealers or other financial institutions who have the responsibility to transmit orders promptly and who may charge a processing fee for purchases, redemptions or exchanges of shares, or (ii) directly with the Trust by mail or by bank wire transfer as follows:



          PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.